Nationwide Mutual Funds
Sub-Item 77Q1:  Exhibits
6-30-13 Annual Report

a.
Copies of any material amendments to the registrant's charter or by-laws;

i.
Second Amended and Restated Agreement and Declaration of Trust, amended and restated
as of June 17, 2009, (the "Amended Declaration"), of Registrant, Nationwide Mutual Funds
(the "Trust"), a Delaware Statutory Trust, previously filed as Exhibit EX-28.a with the
Trust's Registration Statement on From N-1A, as filed with the SEC on November 17, 2009, is hereby incorporated by reference.

a. Amending Resolutions dated March 28, 2013, to the Amended Declaration, pertaining to the Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Mid Cap Growth Fund,
Nationwide HighMark Value Fund, Nationwide Bailard International Equities Fund, Nationwide
HighMark Short Term Bond Fund, Nationwide Bailard Cognitive Value Fund, Nationwide Bailard
Technology & Science Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund, Nationwide
HighMark Large Cap Core Equity Fund, Nationwide HighMark Small Cap Core Fund, Nationwide
HighMark Large Cap Growth Fund, Nationwide HighMark Balanced Fund, Nationwide Ziegler
Equity Income Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund,
Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide Ziegler
Wisconsin Tax Exempt Fund, Nationwide HighMark Bond Fund, previously filed as Exhibit
EX-28.a.7 with the Trust's Registration Statement on Form N-1A, as filed with the SEC on
June 17, 2013, is hereby incorporated by reference.

b.
 N/A

c. N/A

d.
N/A

e.
Copies of any new or amended Registrant investment advisory contracts;

i.
Investment Advisory Agreement among Nationwide Mutual Funds (the "Trust") and
Nationwide Fund Advisors ("NFA"), dated May 1, 2007, pertaining to certain series of the Trust currently managed by NFA, previously filed as Exhibit EX-99.d.2 with the
Trust's Registration Statement on Form N-1A, as filed with the SEC on June 14, 2007, is hereby incorporated by reference.

a. Form of Exhibit A, amended ________________, to the Investment Advisory
Agreement dated May 1, 2007 pertaining to certain series of the Trust currently managed by Nationwide Fund Advisors, previously filed as Exhibit EX-28.d.1.b. with the Trust's Registration Statement on Form N-1A, as filed with the SEC on
April 3, 2013, is hereby incorporated by reference.

ii.
Form of Subadvisory Agreement among the Trust, Nationwide Fund Advisers and
Thompson, Siegel & Walmsley LLC, effective April 22, 2013, for the Nationwide Core
Plus Bond Fund, previously filed as Exhibit EX-16.6.c.xii with the Trust's Registration
Statement on Form N-14 on May 17, 2013, is hereby incorporated by reference.

   iii.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and HighMark
Capital Management, Inc., effective April 1, 2013, for the Nationwide HighMark Balanced
Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax
Free Bond Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large
Cap Growth Fund, Nationwide HighMark National Intermediate Tax Free Fund, Nationwide
HighMark Short Term Bond Fund, Nationwide HighMark Small Cap Core Fund and Nationwide
HighMark Value Fund, Nationwide Enhanced Income Fund, Nationwide Fund, and Nationwide
Short Duration Bond Fund, previously filed as Exhibit EX-28.d.3.j with the Trust's
Registration Statement on Form N-1A, as filed with the SEC on June 17, is hereby incorporated by reference.

iv.
Form of Subadvisory Agreement among the Trust, Nationwide Fund Advisors and
Bailard, Inc., effective ___________, for the Nationwide Bailard Cognitive Value Fund,
Nationwide Bailard Technology & Science Fund and Nationwide Bailard International
Equities Fund, previously filed as Exhibit EX-28.d.3.n with the Trust's registration statement on April 3, 2013, is hereby incorporated by reference.

   v.
Form of Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Geneva
Capital Management Ltd., effective ___________, for the Nationwide Geneva Mid Cap Growth
Fund and Nationwide Geneva Small Cap Growth Fund, previously filed as Exhibit EX-28.d.3.o with the Trust's registration statement on April 3, 2013, is hereby incorporated by reference.

   vi.
Form of Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Ziegler
Lotsoff Capital Management, LLC, effective ___________, for the Nationwide Ziegler Equity
Income Fund, Nationwide Ziegler NYSE Arca Tech 100 Index Fund and Nationwide Ziegler
Wisconsin Tax Exempt Fund, previously filed as Exhibit EX-28.d.3.p with the Trust's registration statement on April 3, 2013, is hereby incorporated by reference.

f.
N/A

g. N/A